UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 16, 2005

Date of Report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On September 22, 2005, Integrated Device Technology, Inc. (“IDT”) filed a Current Report on Form 8-K to report that, among other things, it had completed its merger with Integrated Circuit Systems, Inc. (“ICS”). In response to parts (a) and (b) of Item 9.01 to such Current Report, IDT stated that it would file the required financial information by amendment, as permitted pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) to Form 8-K, respectively. This Amendment No. 1 to IDT’s Current Report on Form 8-K is being filed to provide such required financial information.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of ICS as of July 2, 2005 and July 3, 2004, the audited consolidated statements of operations for each of the three years ended July 2, 2005, July 3, 2004 and June 28, 2003, the audited consolidated statements of shareholders’ equity for each of the three years ended July 2, 2005, July 3, 2004 and June 28, 2003, the audited consolidated statements of cash flows for each of the three years ended July 2, 2005, July 3, 2004 and June 28, 2003, including the notes thereto for each of the foregoing financial statements, and the report of ICS’s independent registered public accounting firm related thereto are, in each case, attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(c) Exhibits

The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Audited financial information of Integrated Circuit Systems, Inc. as of July 2, 2005 and July 3, 2004 and for each of the three years in the fiscal years ended July 2, 2005, July 3, 2004 and June 28, 2003.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Clyde R. Hosein
Clyde R. Hosein
Vice President and Chief Financial Officer
(duly authorized officer)

Date: December 2, 2005

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Audited financial information of Integrated Circuit Systems, Inc. as of July 2, 2005 and July 3, 2004 and for each of the three years in the fiscal years ended July 2, 2005, July 3, 2004 and June 28, 2003.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.